UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2004

Rockwood Specialties Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	________________ (Commission File Number)	52-2277390 (IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On March 4, 2004, Rockwood Specialties Group, Inc. held a conference call to report its financial results for the fourth quarter and year ended December 31, 2003. A transcript of the conference call and the conference call materials are furnished as Exhibit 99.1 to this report and incorporated in this Item 12 by reference.

The information in this Current Report on Form 8-K and the Exhibit shall not be deemed to be “filed” for the purpose of Section 18 of the Securities & Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Specialties Group, Inc.

By:	/s/ THOMAS J. RIORDAN
Name: Thomas J. Riordan
Title: Vice President & Secretary, Law & Administration

Dated: March 4, 2004